UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05740)

Exact name of registrant as specified in charter:	Putnam Managed Municipal Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2012

Date of reporting period:	November 1, 2011 — April 30, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
PMM

Putnam Managed Municipal Income Trust

Semiannual report
4|30|12

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Managed Municipal
Income Trust

Semiannual report
4 | 30 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Terms and definitions	12

Other information for shareholders	13

Financial statements	14

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Message from the Trustees

Dear Fellow Shareholder:

Since the start of 2012, the economic picture and market performance worldwide have been mixed and volatile, punctuated by periodic worries over Europe’s unresolved sovereign-debt troubles and China’s efforts to maintain its robust economic growth. The U.S. economy has shown signs of gathering steam, but continues to face the dual headwinds of tepid jobs growth and a burgeoning federal debt.

Putnam’s portfolio managers and analysts are trained to uncover opportunities that often emerge in this type of environment, while also seeking to guard against downside risk. During these times, your financial advisor also can be a valuable resource, helping you to maintain a long-term focus and a balanced investment approach.

In other news, please join us in welcoming the return of Elizabeth T. Kennan to the Board of Trustees. Dr. Kennan, who served as a Trustee from 1992 until 2010, has rejoined the Board, effective January 1, 2012. Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse breeding and general farming), and is also President Emeritus of Mount Holyoke College.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Potential for income exempt from federal income tax

Municipal bonds can help investors keep more of their investment income while also financing important public projects such as schools, roads, and hospitals. The bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities, and they offer income that is generally exempt from federal, state, and local income tax.

Putnam Managed Municipal Income Trust has the flexibility to invest in municipal bonds issued by any state in the country. The bonds are backed by the issuing city or town or by revenues collected from usage fees, and have varying degrees of credit risk — the risk that the issuer would not be able to repay the bond.

The fund also combines bonds of differing credit quality. In addition to investing in high-quality bonds, the fund’s managers allocate a portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk. When deciding whether to invest in a bond, the managers consider factors such as credit risk, interest-rate risk, and the risk that the bond will be prepaid.

The managers are backed by Putnam’s fixed-income organization, where municipal bond analysts are grouped into sector teams and conduct ongoing research. Once a bond has been purchased, the managers continue to monitor developments that affect the bond market, the sector, and the issuer of the bond.

The goal of this research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 10–11 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your fund’s portfolio manager

How would you describe the environment in the municipal bond market during the semiannual period ended April 30, 2012?

The past six months marked another solid period for municipal bonds. While this recent period was a volatile one for other asset classes, municipal bonds recorded comparatively steady gains, fueled in part by their attractive yields versus certain taxable bonds, particularly Treasuries. We continued to see a healthy demand from investors as well.

In addition, January and February tend to be light issuance months on a seasonal basis, and although the issuance in the first quarter of 2012 was higher than it was one year ago, the new issue rate remains below the longer-term average for this time of year. Positive municipal bond market technicals have been supportive of municipal bond prices so far in 2012.

Against this backdrop, tax-exempt bonds posted solid returns and outpaced the broad taxable bond market, as measured by the Barclays U.S. Aggregate Bond Index. Moreover, I am pleased to report that the fund outperformed its benchmark, although it trailed the average return of its Lipper peer group.

In 2011, defaults in the municipal bond market rose markedly versus 2010, although they remained low overall. What contributed to that increase?

Prior to the fourth quarter of 2011, defaults in the municipal bond market had been

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/12. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 12.

trending lower since 2009, with the majority of defaults that did occur stemming from lower-rated or unrated securities, often in more speculative real-estate-backed sectors of the market.

Late in 2011, however, we saw a significant increase in the default rate, driven in part by two high-profile events. The first was the bankruptcy filing of American Airlines. With $3.2 billion of par-value bonds in the municipal market, that event had a significant effect on default levels. The second was a default by Jefferson County, Alabama, a county whose fiscal struggles had captured headlines for a number of years. The county’s bonds had been trading at distressed levels for some time, and their eventual default in 2011 was well anticipated by the market.

Overall, the default rate remained relatively low for all of last year, finishing well below 1%. Looking ahead, we believe defaults will continue to be in line with historical averages. That said, we believe it’s likely that certain cities or counties will continue to capture headlines in 2012, as a number of municipalities work to find their fiscal footing.

What effect have recent policy developments had on the tax-exempt bond market?

There continues to be a lot of discussion about tax reform. For example, in President Obama’s fiscal 2013 budget proposal, individuals and married couples earning more than $200,000 and $250,000, respectively, would only be able to exclude from federal taxes 28 cents of every dollar of municipal bond income earned. Meanwhile, Republicans in general and presumptive presidential nominee Mitt Romney in particular have been calling for a flatter rate on a broader tax base.

Credit qualities are shown as a percentage of portfolio value as of 4/30/12. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time. Credit qualities are included for portfolio securities and are not included for derivative instruments and cash. The fund itself has not been rated by an independent rating agency.

Income tax rates are only one factor among many, including the prevailing interest-rate environment, the strength of the equity markets, and the tax picture more broadly. We believe there will be a much broader discussion on tax reform in 2013.

However, in our view, there are a number of issues that likely will need to be addressed even before then, and it remains to be seen whether Congress will act on the debt ceiling, the alternative minimum tax, and the Bush-era tax cuts, which are slated to expire at the end of the year. As always, we’re monitoring the situation closely.

How did you position the portfolio during the past six months?

We sought to benefit from improving fundamentals in the municipal bond market. While we believed that the budget challenges faced by many states were significant, we were confident that conditions would improve as long as the broad economy did not stall.

Against this backdrop, we believed that essential service revenue bonds remained attractive, while we remained highly selective regarding the fund’s positioning in local general obligation bonds [G.O.s], which are securities issued at the city or county level. We believe that as the federal government looks to reduce transfer payments to the states — and as states, in turn, seek to close their deficits by reducing spending — these types of bonds are at risk for downgrades or other headline-driven price volatility. And unlike state general obligation bonds, local

Top ten state allocations are shown as a percentage of the fund’s portfolio value as of 4/30/12. Investments in Puerto Rico represented 2.4% of portfolio value. Holdings will vary over time. State concentrations listed after the portfolio schedule in the Financial Statements section of this shareholder report are inclusive of tender option bonds and exclusive of insured status and any interest accruals, and may differ from the summary information above.

G.O.s rely more on property tax revenue than on income or sales taxes. With real-estate prices still under pressure in many markets, property taxes have been slower to recover than other tax sources.

From a credit perspective, we held an overweight position in Baa- and Ba-rated securities versus the fund’s benchmark. In terms of sectors, relative to the benchmark index, we favored higher education, utility, and health-care bonds, particularly those of larger, higher-quality hospitals and continuing-care retirement communities. Overall, this positioning generally helped the fund’s relative performance during the past six months.

The fund lowered its distribution rate during the period. What led to that change?

The fund did lower its distribution rate to 0.0389 from 0.0440. This change was primarily the result of declining interest rates in the municipal bond market.

What is your outlook for the months ahead?

Technical factors in the market have been positive — specifically, higher refunding activity and strong investor demand. That said, we believe that uncertainty remains. We believe that states will continue to face financial challenges as the economy struggles to find its footing. For the most part, however, we believe that the fiscal conditions of states and municipalities are showing signs of improvement: Tax receipts are beginning to improve, albeit slowly, and we believe defaults will remain relatively low. We remain focused on the economy and Congress’s plans to reduce the deficit.

Higher federal income tax rates, a change in the tax status of municipal bonds, and significant cuts in state funding all would have consequences for the municipal bond market in our view. But for investors with longer time horizons, we believe that our actively managed approach remains a prudent way to

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time. Sector concentrations listed after the portfolio schedule in the Financial Statements section of this shareholder report are exclusive of insured status and any interest accruals, and may differ from the summary information above.

diversify holdings and generate tax-exempt income in the municipal bond market.

Thank you, Paul, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul M. Drury has a B.A. from Suffolk University. A CFA charterholder, Paul has been in the investment industry since he joined Putnam in 1989.

In addition to Paul, your fund’s portfolio managers are Susan A. McCormack, CFA, and Thalia Meehan, CFA.

IN THE NEWS

With the Bush-era tax cuts set to expire on December 31, 2012, municipal bond investors are taking note. President Obama has said that, if re-elected, he would not extend those tax cuts for households earning more than $250,000 per year ($200,000 per year for single taxpayers) and would seek to impose a minimum tax rate of 30% on taxpayers earning more than $1 million a year. If income tax rates in the United States rise, municipal bonds — the interest on which is exempt from federal and state taxes — could become more attractive, which may bolster current municipal bond prices. Meanwhile, Republican opponent Mitt Romney favors creating a broader tax base with lower, flatter rates. It is possible that income tax rate reductions may make municipal bonds less attractive relative to taxable alternatives.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2012, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 4/30/12

				Lipper High Yield
				Municipal Debt
			Barclays Municipal	Funds (closed-end)
	NAV	Market price	Bond Index	category average*

Annual average
Life of fund (since 2/24/89)	6.71%	6.31%	6.56%	5.79%

10 years	85.69	91.50	68.84	80.16
Annual average	6.38	6.71	5.38	6.01

5 years	32.85	37.78	31.31	25.84
Annual average	5.85	6.62	5.60	4.65

3 years	58.82	67.55	23.90	62.19
Annual average	16.67	18.77	7.40	17.42

1 year	19.78	20.33	11.36	21.21

6 months	9.89	6.47	5.50	10.70

Performance assumes reinvestment of distributions and does not account for taxes. Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/12, there were 14, 14, 14, 13, 10, and 6 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 4/30/12

Distributions — common shares

Number		6

Income [1]		$0.239

Capital gains [2]		—

Total		$0.239

	Series A		Series C
Distributions — preferred shares	(245 shares)		(1,980 shares)

Income [1]	$68.91		$35.32

Capital gains [2]	—		—

Total	$68.91		$35.32

Share value	NAV		Market price

10/31/11	$7.37		$7.50

4/30/12	7.85		7.74

Current yield (end of period)

Current dividend rate [3]	5.95%		6.03%

Taxable equivalent [4]	9.15%		9.28%

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 35% federal tax rate for 2012. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/12

	NAV	Market price

Annual average
Life of fund (since 2/24/89)	6.64%	6.29%

10 years	85.07	89.98
Annual average	6.35	6.63

5 years	30.40	38.37
Annual average	5.45	6.71

3 years	61.66	74.89
Annual average	17.36	20.48

1 year	19.12	19.51

6 months	7.72	6.87

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities and the net assets allocated to any outstanding preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding share repurchase program

In September 2011, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2011, up to 10% of the fund’s common shares outstanding as of October 7, 2011.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2012, Putnam employees had approximately $350,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 4/30/12 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	G.O. Bonds General Obligation Bonds
AGM Assured Guaranty Municipal Corporation	GNMA Coll. Government National Mortgage
AMBAC AMBAC Indemnity Corporation	Association Collateralized
COP Certificates of Participation	NATL National Public Finance Guarantee Corp.
FGIC Financial Guaranty Insurance Company	Radian Insd. Radian Group Insured
FHLMC Coll. Federal Home Loan Mortgage	U.S. Govt. Coll. U.S. Government Collateralized
Corporation Collateralized	VRDN Variable Rate Demand Notes, which are
FNMA Coll. Federal National Mortgage	floating-rate securities with long-term maturities,
Association Collateralized	that carry coupons that reset every one or seven
FRB Floating Rate Bonds: the rate shown is the current	days. The rate shown is the current interest rate at the
interest rate at the close of the reporting period	close of the reporting period.

MUNICIPAL BONDS AND NOTES (126.4%)*	Rating**	Principal amount	Value

Alabama (1.6%)
Butler, Indl. Dev. Board Solid Waste Disp. Rev.
Bonds (GA. Pacific Corp.), 5 3/4s, 9/1/28	A–	$1,500,000	$1,528,935

Courtland, Indl. Dev. Board Env. Impt. Rev. Bonds
(Intl. Paper Co.), Ser. A, 5s, 11/1/13	BBB	1,500,000	1,583,250

Cullman Cnty., Hlth. Care Auth. Rev. Bonds
(Cullman Regl. Med. Ctr.), Ser. A, 6 3/4s, 2/1/29	Ba1	3,000,000	3,077,820

Selma, Indl. Dev. Board Rev. Bonds (Gulf
Opportunity Zone Intl. Paper Co.), Ser. A,
6 1/4s, 11/1/33	BBB	1,000,000	1,114,990

			7,304,995
Arizona (4.4%)
Apache Cnty., Indl. Dev. Auth. Poll. Control Rev.
Bonds (Tucson Elec. Pwr. Co.)
Ser. B, 5 7/8s, 3/1/33	Baa3	80,000	80,092
Ser. A, 5.85s, 3/1/28	Baa3	20,000	20,030
Ser. A, 4 1/2s, 3/1/30	Baa3	1,750,000	1,765,138

Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
Grande Regl. Med. Ctr.), Ser. A
7 5/8s, 12/1/29	BB–/P	1,800,000	1,855,080
7 1/4s, 12/1/19	BB–/P	1,000,000	1,031,250

Cochise Cnty., Indl. Dev. Auth. Rev. Bonds
(Sierra Vista Regl. Hlth. Ctr.), Ser. A, 6.2s, 12/1/21	BBB+/P	410,000	456,838

Coconino Cnty., Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. — Navajo), Ser. A, 5 1/8s, 10/1/32	Baa3	2,000,000	2,043,800

Maricopa Cnty., Poll. Control Rev. Bonds (El Paso
Elec. Co.), Ser. A, 7 1/4s, 2/1/40	Baa2	2,200,000	2,597,430

Navajo Cnty., Poll. Control Corp. Mandatory Put
Bonds (6/1/16), Ser. E, 5 3/4s, 6/1/34	Baa2	1,950,000	2,264,846

Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds
(Career Success Schools), 7 1/8s, 1/1/45	BB+	500,000	508,025

Pima Cnty., Indl. Dev. Auth. Rev. Bonds
(Tucson Elec. Pwr. Co.), Ser. A, 6 3/8s, 9/1/29	Baa3	500,000	510,650
(Horizon Cmnty. Learning Ctr.), 5.05s, 6/1/25	BBB	1,140,000	1,065,296

MUNICIPAL BONDS AND NOTES (126.4%)* cont.	Rating**	Principal amount	Value

Arizona cont.
Salt River Agricultural Impt. & Pwr. Dist. Rev.
Bonds, Ser. A, 5s, 12/1/31	Aa1	$2,000,000	$2,345,620

Salt Verde, Fin. Corp. Gas Rev. Bonds,
5 1/2s, 12/1/29	A3	2,000,000	2,200,000

Tempe, Indl. Dev. Auth. Rev. Bonds
(Friendship Village),
Ser. A, 6 1/4s, 12/1/42	BB–/P	1,000,000	1,037,870
Ser. A, 5 3/8s, 12/1/13 (Escrowed to maturity)	BB–/P	269,000	281,864

			20,063,829
Arkansas (0.4%)
Arkadelphia, Pub. Ed. Fac. Board Rev. Bonds
(Ouachita Baptist U.), 6s, 3/1/33	BBB–/P	840,000	895,919

Rogers, Rev. Bonds (Sales and Use Tax),
3 3/4s, 11/1/34	AA	850,000	885,896

			1,781,815
California (12.7%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Episcopal Sr. Cmnty.), 6s, 7/1/31	BBB+	660,000	704,484

CA Edl. Fac. Auth. Rev. Bonds (U. of La Verne),
Ser. A, 5s, 6/1/35	Baa2	500,000	502,810

CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central
CA), 5 1/4s, 2/1/37	Baa2	1,105,000	1,123,918

CA Muni. Fin. Auth. Rev. Bonds
(U. of La Verne), Ser. A, 6 1/8s, 6/1/30	Baa2	1,000,000	1,111,140
(Emerson College), 6s, 1/1/42	Baa1	1,000,000	1,140,820

CA Poll. Control Fin. Auth. Rev. Bonds (Pacific
Gas & Electric Corp.), Class D, FGIC, 4 3/4s, 12/1/23	A3	2,500,000	2,681,424

CA Poll. Control Fin. Auth. Solid Waste Disp. FRB
(Waste Management, Inc.), Ser. C, 5 1/8s, 11/1/23	BBB	2,150,000	2,309,486

CA Poll. Control Fin. Auth. Solid Waste Disp. 144A
Rev. Bonds (Waste Management, Inc.), Ser. A-2,
5.4s, 4/1/25	BBB	1,760,000	1,873,696

CA State G.O. Bonds
6 1/2s, 4/1/33	A1	5,000,000	6,126,800
5s, 4/1/42	A1	2,000,000	2,133,560

CA State Pub. Wks. Board Rev. Bonds
Ser. I-1, 6 5/8s, 11/1/34	A2	5,595,000	6,581,510
(Dept. of Corrections), Ser. C, 5 1/4s, 6/1/28
(Prerefunded 12/1/13)	A2	1,000,000	1,077,520
(Dept. of Forestry & Fire), Ser. E, 5s, 11/1/32	A2	1,250,000	1,306,713
(Capital Projects), Ser. A, 5s, 4/1/29	A2	2,000,000	2,135,240

CA Statewide Cmnty. Dev. Auth. COP (The Internext
Group), 5 3/8s, 4/1/30	BBB	3,950,000	3,951,383

CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Thomas Jefferson School of Law), 144A Ser. A,
7 1/4s, 10/1/38	BB+	560,000	605,405
(American Baptist Homes West), 144A
5 3/4s, 10/1/25	BBB	3,000,000	3,156,720
(U. CA Irvine E. Campus Apts. Phase 1),
5 3/8s, 5/15/38	Baa2	1,000,000	1,056,740
(U. CA Irvine E. Campus Apts. Phase 1),
5 1/8s, 5/15/31	Baa2	2,250,000	2,391,164

MUNICIPAL BONDS AND NOTES (126.4%)* cont.	Rating**	Principal amount	Value

California cont.
Cathedral City, Impt. Board Act of 1915 Special
Assmt. Bonds (Cove Impt. Dist.), Ser. 04-02
5.05s, 9/2/35	BB+/P	$1,010,000	$959,490
5s, 9/2/30	BB+/P	245,000	242,087

Chula Vista, Cmnty. Fac. Dist. Special Tax
Rev. Bonds
(No. 06-1 Eastlake Woods Area), 6.1s, 9/1/21	BBB/P	1,000,000	1,017,030
(No. 07-1 Otay Ranch Village Eleven), 5.8s, 9/1/28	BB+/P	275,000	279,455

Foothill/Eastern Corridor Agcy. Rev. Bonds
(CA Toll Road)
5.85s, 1/15/23	Baa3	500,000	511,975
5 3/4s, 1/15/40	Baa3	2,745,000	2,744,918

Irvine Pub. Fac. & Infrastructure Auth. Special
Assmt., Ser. A, 4 1/4s, 9/2/24	BBB+	500,000	515,435

M-S-R Energy Auth. Rev. Bonds, Ser. A,
6 1/2s, 11/1/39	A–	750,000	922,320

Oakland, Unified School Dist. Alameda Cnty., G.O.
Bonds (Election 2006), Ser. A, 5 1/2s, 8/1/32	BBB/P	500,000	535,970

Orange Cnty., Cmnty. Fac. Dist. Special Tax Rev.
Bonds (Ladera Ranch No. 02-1), Ser. A,
5.55s, 8/15/33	BBB–/P	900,000	901,179

Sacramento, Special Tax (North Natomas Cmnty.
Fac.), Ser. 4-C, 6s, 9/1/33	BBB–/P	1,245,000	1,266,464

San Francisco City & Cnty. Arpt. Comm. Intl.
Arpt. Rev. Bonds, Ser. A, 5s, 5/1/30	A1	600,000	651,606

San Francisco, City & Cnty. Redev. Fin. Auth. Tax
Alloc. Bonds (Mission Bay South), Ser. D,
6 5/8s, 8/1/39	BBB	250,000	271,408

Santaluz, Cmnty. Facs. Dist. No. 2 Special Tax
Rev. Bonds (Impt. Area No. 1), Ser. A,
5 1/4s, 9/1/26	BBB+	1,645,000	1,782,358

Sunnyvale, Special Tax Rev. Bonds (Cmnty. Fac.
Dist. No. 1), 7 3/4s, 8/1/32	B+/P	835,000	835,868

Thousand Oaks, Cmnty. Fac. Dist. Special Tax Rev.
Bonds (Marketplace 94-1), zero %, 9/1/14	B–/P	1,240,000	1,059,754

Vernon, Elec. Syst. Rev. Bonds, Ser. A,
5 1/2s, 8/1/41	A–	250,000	258,890

Yucaipa Special Tax Bonds (Cmnty. Fac. Dist. No.
98-1 Chapman Heights), 5 3/8s, 9/1/30	BBB+	375,000	392,471

			57,119,211
Colorado (2.6%)
CO Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmntys.), Ser. A, 8 1/4s, 1/1/24	BB–/P	375,000	397,980
(Christian Living Cmnty.), 6 3/8s, 1/1/41	BB–/P	810,000	864,375
(Total Longterm Care National), Ser. A,
6 1/4s, 11/15/40	BBB–/F	300,000	321,906
(Evangelical Lutheran), Ser. A, 6 1/8s, 6/1/38	A3	2,045,000	2,110,541
(Christian Living Cmntys.), Ser. A, 5 3/4s, 1/1/26	BB–/P	1,925,000	1,969,776
(Valley View Assn.), 5 1/4s, 5/15/42	BBB+	3,495,000	3,555,148

CO Pub. Hwy. Auth. Rev. Bonds (E-470), Ser. C,
5 3/8s, 9/1/26	Baa2	500,000	540,165

MUNICIPAL BONDS AND NOTES (126.4%)* cont.	Rating**	Principal amount	Value

Colorado cont.
E-470 CO Pub. Hwy. Auth. Rev. Bonds, Ser. C1,
NATL, 5 1/2s, 9/1/24	Baa2	$1,000,000	$1,084,520

Regl. Trans. Dist. Rev. Bonds (Denver Trans.
Partners), 6s, 1/15/41	Baa3	750,000	824,220

			11,668,631
Connecticut (0.4%)
CT State Dev. Auth. 1st. Mtg. Gross Rev. Hlth.
Care Rev. Bonds (Elim Street Park
Baptist, Inc.), 5.85s, 12/1/33	BBB	650,000	653,361

Hamden, Fac. Rev. Bonds (Whitney Ctr.), Ser. A,
7 3/4s, 1/1/43	BB/P	1,050,000	1,103,550

			1,756,911
Delaware (0.7%)
DE St. Econ. Dev. Auth. Rev. Bonds
(Delmarva Pwr.), 5.4s, 2/1/31	BBB+	500,000	545,050
(Indian River Pwr.), 5 3/8s, 10/1/45	Baa3	2,600,000	2,685,982

			3,231,032
District of Columbia (1.6%)
DC Rev. Bonds (Howard U.), Ser. A
6 1/2s, 10/1/41	A3	2,500,000	2,857,700
6 1/4s, 10/1/32	A3	1,000,000	1,145,430

DC Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. A, zero %, 6/15/46	B+/F	17,500,000	1,400,875

Metro. Washington, Arpt. Auth. Dulles Toll Rd.
Rev. Bonds (2nd Sr. Lien), Ser. B, zero %, 10/1/40	Baa1	10,000,000	1,859,400

			7,263,405
Florida (6.1%)
Double Branch Cmnty. Dev. Dist. Rev. Bonds,
Ser. A, 6.7s, 5/1/34	BBB–	900,000	907,479

Escambia Cnty., Env. Impt. Rev. Bonds (Intl.
Paper Co.), Ser. A, 5s, 8/1/26	BBB	2,000,000	2,000,660

Fishhawk, Cmnty. Dev. Dist. II Rev. Bonds
Ser. B, 7.04s, 11/1/14	B–/P	10,000	10,045
Ser. A, 6 1/8s, 5/1/34	B–/P	425,000	440,394

FL Hsg. Fin. Corp. Rev. Bonds, Ser. G, GNMA
Coll., FNMA Coll., FHLMC Coll., 5 3/4s, 1/1/37	Aa1	670,000	702,167

Florida State Higher Edl. Fac. Rev. Bonds (U.
of Tampa), Ser. A, 5s, 4/1/32	BBB+	600,000	626,682

Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A,
5 3/8s, 6/1/46	A–	4,380,000	4,491,645

Heritage Harbour Marketplace Cmnty., Dev. Dist.
Special Assmt. Bonds, 5.6s, 5/1/36	B/P	360,000	313,438

Heritage Harbour, South Cmnty. Dev. Distr. Rev.
Bonds, Ser. A, 6 1/2s, 5/1/34	BB+/P	440,000	446,719

Hillsborough Cnty., Indl. Dev. Auth. Poll.
Control Mandatory Put Bonds(9/1/13) (Tampa
Elec. Co.), Ser. B, 5.15s, 9/1/25	Baa1	400,000	421,452

Jacksonville, Econ. Dev. Comm. Hlth. Care Fac.
Rev. Bonds (FL Proton Therapy Inst.), Ser. A,
6s, 9/1/17	BB–/P	450,000	510,539

Jacksonville, Econ. Dev. Comm. Indl. Dev. Rev.
Bonds (Gerdau Ameristeel US, Inc.), 5.3s, 5/1/37	Baa3	2,450,000	2,380,615

MUNICIPAL BONDS AND NOTES (126.4%)* cont.	Rating**	Principal amount	Value

Florida cont.
Lakeland, Retirement Cmnty. 144A Rev. Bonds
(1st Mtge. — Carpenters), 6 3/8s, 1/1/43	BBB–/F	$840,000	$852,407

Lee Cnty., Indl. Dev. Auth. Hlth. Care Fac.
Rev. Bonds
(Cypress Cove Hlth. Pk.), Ser. A, 6 3/8s, 10/1/25	B/P	1,000,000	858,180
(Shell Pt./Alliance Oblig. Group), 5 1/8s, 11/15/36	BB	1,075,000	987,205
(Shell Pt./Alliance Cmnty.), 5s, 11/15/22	BB	1,500,000	1,519,260

Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
(Mount Sinai Med. Ctr.), Ser. A
6.8s, 11/15/31	Baa3	270,000	273,221
6.7s, 11/15/19	Baa3	1,335,000	1,352,489

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty.), 5 1/2s, 11/15/33	BBB+	2,000,000	2,122,920

Palm Coast Pk. Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.7s, 5/1/37	B–/P	930,000	601,217

South Lake Hosp. Dist. (South Lake Hosp.),
Ser. A, 6s, 4/1/29	Baa2	1,000,000	1,098,160

Tampa Bay, Cmnty. Dev. Dist. Special Assmt. Bonds
(New Port), Ser. A, 5 7/8s, 5/1/38 (In default) †	D/P	655,000	160,475

Tolomato, Cmnty. Dev. Dist. Special Assmt. Bonds
6.55s, 5/1/27 (In default) †	D/P	700,000	303,457
5.4s, 5/1/37	CCC/P	1,330,000	1,134,450
(Split Pine Cmnty. Dev. Dist.), Ser. A, 5 1/4s,
5/1/39 (In default) †	D/P	1,790,000	776,251

Verandah, West Cmnty. Dev. Dist. Rev. Bonds (Cap.
Impt.), Ser. A, 6 5/8s, 5/1/33	BB/P	435,000	437,205

Verano Ctr. Cmnty. Dev. Dist. Special Assmt.
Bonds (Cmnty. Infrastructure), Ser. A,
5 3/8s, 5/1/37	B–/P	955,000	668,596

Village Cmnty. Dev. Dist. No. 8 Special Assmt.
Bonds (Dist. No. 8 Phase II), 6 1/8s, 5/1/39	BB-/P	485,000	519,935

Village Cmnty. Dev. Dist. No. 9 Special Assmt.
Rev. Bonds, 5s, 5/1/22	B+/P	650,000	661,772

			27,579,035
Georgia (2.8%)
Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A,
6 1/4s, 11/1/39	A1	2,500,000	2,921,050

Clayton Cnty., Dev. Auth. Special Fac. Rev. Bonds
(Delta Airlines), Ser. A, 8 3/4s, 6/1/29	CCC+	2,000,000	2,393,220

Forsyth Cnty., Hosp. Auth. Rev. Bonds (Baptist
Hlth. Care Syst.), U.S. Govt. Coll., 6 1/4s,
10/1/18 (Escrowed to maturity)	AA+	1,520,000	1,756,192

Fulton Cnty., Res. Care Fac. Rev. Bonds
(Canterbury Court), Class A, 6 1/8s, 2/15/34	BB/P	600,000	580,818

GA State Private College & U. Auth. Rev. Bonds
(Mercer U.)
Ser. C, 5 1/4s, 10/1/30 ∆	Baa2	750,000	793,763
Ser. A, 5s, 10/1/32	Baa2	1,000,000	1,024,860

Gainesville & Hall Cnty., Devauth Retirement
Cmnty. Rev. Bonds (Acts Retirement-Life Cmnty.),
Ser. A-2, 6 3/8s, 11/15/29	BBB+	700,000	799,379

MUNICIPAL BONDS AND NOTES (126.4%)* cont.	Rating**	Principal amount	Value

Georgia cont.
Marietta, Dev. Auth. Rev. Bonds (U. Fac. Life
U., Inc.), Ser. PJ, 6 1/4s, 6/15/20	Ba3	$1,255,000	$1,292,084

Med. Ctr. Hosp. Auth. Rev. Bonds (Spring Harbor
Green Island), 5 1/4s, 7/1/27	B+/P	575,000	551,172

Rockdale Cnty., Dev. Auth. Rev. Bonds
(Visy Paper), Ser. A, 6 1/8s, 1/1/34	B–/P	600,000	618,162

			12,730,700
Hawaii (1.1%)
HI Dept. of Trans. Special Fac. Rev. Bonds
(Continental Airlines, Inc.), 7s, 6/1/20	B	1,220,000	1,220,816

HI State Dept. Budget & Fin. Rev. Bonds
(Craigside), Ser. A, 9s, 11/15/44	B/P	400,000	472,928
(Hawaiian Elec. Co. —] Subsidiary), 6 1/2s, 7/1/39	Baa1	3,000,000	3,438,690

			5,132,434
Illinois (3.7%)
Chicago, Special Assmt. Bonds (Lake Shore East),
6 3/4s, 12/1/32	BB/P	1,798,000	1,887,181

Du Page Cnty., Special Svc. Area No. 31 Special
Tax Bonds (Monarch Landing)
5 5/8s, 3/1/36	B/P	350,000	311,948
5.4s, 3/1/16	B/P	133,000	133,765

IL Fin. Auth. Rev. Bonds
(Provena Hlth.), Ser. A, 7 3/4s, 8/15/34	Baa1	1,500,000	1,907,730
(Silver Cross Hosp. & Med. Ctr.), 7s, 8/15/44	BBB–	2,000,000	2,264,940
(IL Rush U. Med Ctr.), Ser. C, 6 5/8s, 11/1/39	A2	1,075,000	1,281,088
(Navistar Intl. Recvy. Zone), 6 1/2s, 10/15/40	BB–	1,000,000	1,084,390
(Roosevelt U.), 6 1/4s, 4/1/29	Baa2	1,500,000	1,653,870
(Landing At Plymouth Place), Ser. A, 6s, 5/15/25	B+/P	200,000	181,174
(Three Crowns Pk. Plaza), Ser. A, 5 7/8s, 2/15/26	B+/P	1,000,000	1,009,500
(Landing At Plymouth Place), Ser. A, 5.35s, 5/15/15	B+/P	600,000	599,160
(American Wtr. Cap. Corp.), 5 1/4s, 10/1/39	BBB+	1,575,000	1,627,621

IL Hlth. Fac. Auth. Rev. Bonds
(Cmnty. Rehab. Providers Fac.), Ser. A,
7 7/8s, 7/1/20	CCC/P	120,246	87,927
(Elmhurst Memorial Hlth. Care), 5 5/8s, 1/1/28	Baa2	550,000	559,829

IL State G.O. Bonds, 5s, 3/1/34	A+	750,000	793,523

Railsplitter, Tobacco Settlement Auth. Rev.
Bonds, 6s, 6/1/28	A–	1,050,000	1,194,794

			16,578,440
Indiana (2.0%)
IN State Fin. Auth. Edl. Fac. Rev. Bonds (Butler
U.), Ser. B
5s, 2/1/32	BBB+	1,000,000	1,047,870
5s, 2/1/29	BBB+	1,000,000	1,058,450

Indianapolis, Arpt. Auth. Rev. Bonds (Federal
Express Corp.), 5.1s, 1/15/17	Baa1	3,500,000	3,985,974

Jasper Cnty., Indl. Poll. Control Rev. Bonds
AMBAC, 5.7s, 7/1/17	Baa2	1,125,000	1,277,246
NATL, 5.6s, 11/1/16	Baa2	700,000	789,803
Ser. A, NATL, 5.6s, 11/1/16	Baa2	500,000	564,145

MUNICIPAL BONDS AND NOTES (126.4%)* cont.	Rating**	Principal amount	Value

Indiana cont.
St. Joseph Cnty., Econ. Dev. Rev. Bonds (Holy
Cross Village Notre Dame), Ser. A, 5 3/4s, 5/15/15	B/P	$455,000	$474,752

			9,198,240
Iowa (1.6%)
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
(Care Initiatives), Ser. A
5 1/4s, 7/1/17	BB+	1,040,000	1,075,610
5s, 7/1/19	BB+	2,750,000	2,776,537
5 1/2s, 7/1/25	BB+	950,000	957,287

Orange Cnty., Hosp. Rev. Bonds, 5 1/2s, 9/1/27	BB–/P	1,230,000	1,229,901

Tobacco Settlement Auth. of IA Rev. Bonds,
Ser. C, 5 3/8s, 6/1/38	B+	1,250,000	1,025,937

			7,065,272
Kansas (0.1%)
Lenexa, Hlth. Care Fac. Rev. Bonds
(LakeView Village), 7 1/8s, 5/15/29	BB/P	500,000	530,405

			530,405
Kentucky (0.9%)
Christian Cnty., Assn. of Cnty. Leasing Trust
VRDN, Ser. B, 0.24s, 8/1/37	VMIG1	1,250,000	1,250,000

KY Econ. Dev. Fin. Auth. Rev. Bonds
(First Mtge.), Ser. IA, 8s, 1/1/29	B+/P	271,000	275,249
(Masonic Home Indpt. Living II), 7 1/4s, 5/15/41	BB–/P	500,000	535,170
(Masonic Home Indpt. Living II), 7s, 5/15/30	BB–/P	500,000	536,265

Louisville/Jefferson Cnty., Metro. Govt. College
Rev. Bonds (Bellarmine U.), Ser. A, 6s, 5/1/28	Baa3	500,000	542,025

Owen Cnty., Wtr. Wks. Syst. Rev. Bonds (American
Wtr. Co.), Ser. A, 6 1/4s, 6/1/39	BBB+	700,000	766,416

			3,905,125
Louisiana (0.8%)
Rapides, Fin. Auth. FRB (Cleco Pwr.), AMBAC,
4.7s, 11/1/36	Baa2	750,000	727,695

Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. 01-B, 5 7/8s, 5/15/39	A3	2,700,000	2,711,178

			3,438,873
Maine (0.8%)
ME Hlth. & Higher Edl. Fac. Auth. Rev. Bonds (ME
Gen. Med. Ctr.), 7 1/2s, 7/1/32	Baa3	1,000,000	1,189,970

Rumford, Solid Waste Disp. Rev. Bonds (Boise
Cascade Corp.), 6 7/8s, 10/1/26	B2	2,500,000	2,388,900

			3,578,870
Maryland (1.5%)
Baltimore Cnty., Rev. Bonds (Oak Crest
Village, Inc. Fac.), Ser. A, 5s, 1/1/37	BBB+	2,000,000	2,015,560

MD Econ. Dev. Corp. Poll. Control Rev. Bonds
(Potomac Electric Power Co.), 6.2s, 9/1/22	A	550,000	672,733

MD State Hlth. & Higher Edl. Fac. Auth. Rev.
Bonds (King Farm Presbyterian Cmnty.), Ser. A,
5 1/4s, 1/1/27	B/P	710,000	638,702

MD State Indl. Dev. Fin. Auth. Rev. Bonds
(Synagro-Baltimore), Ser. A, 5 3/8s, 12/1/14	BBB+/F	1,000,000	1,050,340

MUNICIPAL BONDS AND NOTES (126.4%)* cont.	Rating**	Principal amount	Value

Maryland cont.
MD State Indl. Dev. Fin. Auth. Econ. Dev. Rev.
Bonds (Our Lady of Good Counsel School), Ser. A,
6s, 5/1/35	BB–/P	$400,000	$410,660

Westminster, Econ. Dev. Rev. Bonds (Carroll
Lutheran Village), Ser. A
6 1/4s, 5/1/34	BB/P	600,000	575,136
5 7/8s, 5/1/21	BB/P	1,600,000	1,581,872

			6,945,003
Massachusetts (8.1%)
Boston, Indl. Dev. Fin. Auth. Rev. Bonds
(Springhouse, Inc.), 6s, 7/1/28	BB–/P	1,600,000	1,575,471

MA Dev. Fin. Agcy. Sr. Living Fac. 144A Rev. Bonds,
Ser. B1, 7 1/4s, 6/1/16	BB–/P	2,000,000	2,000,040

MA Edl. Fin. Auth. Rev. Bonds, Ser. B, 5 1/2s, 1/1/23	AA	865,000	964,942

MA State Dev. Fin. Agcy. Rev. Bonds
(Boston Biomedical Research), 5 3/4s, 2/1/29	Ba1	1,000,000	997,770
(First Mtge. — Orchard Cove), 5s, 10/1/19	BB/P	550,000	542,949
(Linden Ponds, Inc. Fac.), Ser. A-1,
6 1/4s, 11/15/26	B–/P	275,400	241,044
(Linden Ponds, Inc. Fac.), Ser. A-1,
6 1/4s, 11/15/39	B–/P	532,400	410,709
(Linden Ponds, Inc. Fac.), Ser. A-1,
6 1/4s, 11/15/46	B–/P	850,850	642,749
(Linden Ponds, Inc. Fac.), Ser. A-2,
5 1/2s, 11/15/46	B–/P	88,265	59,286
(Linden Ponds, Inc. Fac.), Ser. B,
zero %, 11/15/56	B–/P	439,022	5,079
(New England Conservatory of Music),
5 1/4s, 7/1/38	Baa1	805,000	833,618
(Sabis Intl.), Ser. A, 8s, 4/15/39	BBB	690,000	799,275
(Wheelock College), Ser. C, 5 1/4s, 10/1/29	BBB	1,700,000	1,773,831

MA State Dev. Fin. Agcy. Hlth. Care Fac. 144A Rev.
Bonds (Adventcare), Ser. A, 6.65s, 10/15/28	B/P	1,050,000	1,077,363

MA State Dev. Fin. Agcy. Solid Waste Disp.
Mandatory Put Bonds (5/1/19) (Dominion Energy
Brayton 1), Ser. 1, 5 3/4s, 12/1/42	A–	1,050,000	1,241,132

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Baystate Med. Ctr.), Ser. F, 5.7s, 7/1/27	A+	1,000,000	1,003,240
(Baystate Med. Ctr.), Ser. I, 5 3/4s, 7/1/36	A+	1,500,000	1,641,450
(Civic Investments, Inc.), Ser. A, U.S. Govt.
Coll., 9s, 12/15/15 (Prerefunded 12/15/12)	AAA/P	1,775,000	1,896,641
(Emerson Hosp.), Ser. E, Radian Insd., 5s, 8/15/25	BB/P	1,500,000	1,444,890
(Fisher College), Ser. A, 5 1/8s, 4/1/37	BBB–	250,000	242,630
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BB–	2,550,000	2,602,607
(Milford Regl. Med.), Ser. E, 5s, 7/15/22	Baa3	2,200,000	2,283,401
(Norwood Hosp.), Ser. C, 7s, 7/1/14 (Escrowed
to maturity)	BB/P	1,185,000	1,290,926
(Quincy Med. Ctr.), Ser. A, 6 1/4s,
1/15/28 (In default) †	D/P	434,942	10,004
(Springfield College), 5 1/2s, 10/15/26	Baa1	1,500,000	1,633,605
(Springfield College), 5 1/2s, 10/15/31	Baa1	1,100,000	1,161,820
(Springfield College), 5 5/8s, 10/15/40	Baa1	450,000	475,029
(Suffolk U.), Ser. A, 5 3/4s, 7/1/39	Baa2	950,000	1,041,428
(Suffolk U.), Ser. A, 6 1/4s, 7/1/30	Baa2	1,000,000	1,150,250

MUNICIPAL BONDS AND NOTES (126.4%)* cont.	Rating**	Principal amount	Value

Massachusetts cont.
MA State Indl. Fin. Agcy. Rev. Bonds (1st Mtge.
Berkshire Retirement), Ser. A, 6 5/8s, 7/1/16	BBB	$1,560,000	$1,567,192

MA State Port Auth. Special Fac. Rev. Bonds
(Conrac), Ser. A, 5 1/8s, 7/1/41	A	750,000	804,030

Metro. Boston Trans. Pkg. Corp. Rev. Bonds,
5s, 7/1/41	A1	1,500,000	1,602,165
(Systemwide Pkg.), 5 1/4s, 7/1/33	A1	1,500,000	1,663,185

			36,679,751
Michigan (5.2%)
Detroit, G.O. Bonds (Cap. Impt.), Ser. A-1,
5s, 4/1/15	B	950,000	897,342

Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B,
AGM, 6 1/4s, 7/1/36	AA–	1,660,000	1,901,596

Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med.
Ctr.), 6s, 7/1/20	Ba1	1,035,000	1,055,597

Garden City, Hosp. Fin. Auth. Rev. Bonds (Garden
City Hosp.), Ser. A, 5 3/4s, 9/1/17	Ba3	395,000	395,344

MI State Hosp. Fin. Auth. Rev. Bonds
Ser. A, 6 1/8s, 6/1/39	A1	2,000,000	2,275,500
(Henry Ford Hlth.), 5 3/4s, 11/15/39	A1	1,600,000	1,759,792
(Henry Ford Hlth. Syst.), Ser. A, 5 1/4s, 11/15/46	A1	2,565,000	2,665,420
(Chelsea Cmnty. Hosp. Oblig.), 5s, 5/15/25
(Prerefunded 5/15/15)	AA+	755,000	853,973

MI State Strategic Fund Ltd. Oblig. Rev. Bonds
(Cadillac Place Office Bldg.), 5 1/4s, 10/15/26	A1	1,250,000	1,419,313

MI State Strategic Fund, Ltd. Rev. Bonds
(Worthington Armstrong Venture), U.S. Govt.
Coll., 5 3/4s, 10/1/22 (Escrowed to maturity)	AAA/P	1,350,000	1,699,124

MI Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A, 6s, 6/1/48	B–	4,000,000	3,150,680

Monroe Cnty., Hosp. Fin. Auth. Rev. Bonds (Mercy
Memorial Hosp.), 5 1/2s, 6/1/20	BBB	1,480,000	1,577,621

U. of MI VRDN (Hosp.), Ser. A, 0.23s, 12/1/37	VMIG1	1,500,000	1,500,000

Wayne Cnty., Arpt. Auth. Rev. Bonds, Ser. A,
5s, 12/1/21	A2	2,000,000	2,233,660

			23,384,962
Minnesota (2.2%)
Douglas Cnty., Gross Hlth. Care Fac. Rev. Bonds
(Douglas Cnty. Hosp.), Ser. A, 6 1/4s, 7/1/34	BBB–	3,000,000	3,267,750

Inver Grove Heights, Nursing Home Rev. Bonds
(Presbyterian Homes Care), 5 3/8s, 10/1/26	B/P	700,000	700,357

North Oaks, Sr. Hsg. Rev. Bonds (Presbyterian
Homes), 6 1/8s, 10/1/39	BB/P	315,000	323,940

Northfield, Hosp. Rev. Bonds, 5 3/8s, 11/1/26	BBB–	750,000	792,038

Rochester, Hlth. Care Fac. Rev. Bonds (Olmsted
Med. Ctr.), 5 7/8s, 7/1/30	BBB/F	1,000,000	1,069,720

Sauk Rapids Hlth. Care & Hsg. Fac. Rev. Bonds
(Good Shepherd Lutheran Home)
7 1/2s, 1/1/39	B+/P	500,000	518,790
6s, 1/1/34	B+/P	400,000	389,104

MUNICIPAL BONDS AND NOTES (126.4%)* cont.	Rating**	Principal amount	Value

Minnesota cont.
St. Paul, Hsg. & Redev. Auth. Charter School
Lease Rev. Bonds (Nova Classical Academy),
Ser. A
6 5/8s, 9/1/42	BBB–	$250,000	$263,035
6 3/8s, 9/1/31	BBB–	250,000	263,163

St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Healtheast), 6s, 11/15/35	Ba1	1,350,000	1,380,929

St. Paul, Port Auth. Lease Rev. Bonds (Regions
Hosp. Pkg. Ramp), Ser. 1, 5s, 8/1/36	BBB+/P	1,125,000	1,073,239

			10,042,065
Mississippi (1.3%)
MS Bus. Fin. Corp. Poll. Control Rev. Bonds
(Syst. Energy Resources, Inc.), 5.9s, 5/1/22	BBB	3,630,000	3,634,828

MS Home Corp. Rev. Bonds, Ser. B-2, GNMA Coll.,
FNMA Coll., 6.45s, 12/1/33	Aaa	505,000	530,806

Warren Cnty., Gulf Opportunity Zone Rev. Bonds
(Intl. Paper Co.), Ser. A, 6 1/2s, 9/1/32	BBB	1,600,000	1,799,680

			5,965,314
Missouri (0.9%)
Cape Girardeau Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (St. Francis Med. Ctr.), Ser. A,
5 1/2s, 6/1/16	A+	1,000,000	1,040,070

Kansas City, Indl. Dev. Auth. Hlth. Fac. Rev.
Bonds (First Mtge. Bishop Spencer), Ser. A,
6 1/2s, 1/1/35	B/P	1,500,000	1,519,500

MO State Hsg. Dev. Comm. Rev. Bonds (Single Fam.
Home Ownership Loan), Ser. A-1, GNMA Coll., FNMA
Coll., 6 3/4s, 3/1/34	AA+	190,000	192,088

St. Louis Arpt. Rev. Bonds (Lambert-St. Louis
Intl.), Ser. A-1, 6 5/8s, 7/1/34	A–	1,000,000	1,160,640

			3,912,298
Montana (0.2%)
MT Fac. Fin. Auth. Rev. Bonds (Sr. Living St.
John’s Lutheran), Ser. A, 6s, 5/15/25	B+/P	500,000	501,935

MT Fac. Fin. Auth. VRDN (Sisters of Charity
of Leavenworth), Ser. A, 0.24s, 12/1/25	VMIG1	445,000	445,000

			946,935
Nebraska (0.6%)
Central Plains, Energy Rev. Bonds (NE Gas No. 1),
Ser. A, 5 1/4s, 12/1/18	B2	1,500,000	1,656,705

Lancaster Cnty., Hosp. Auth. Rev. Bonds (Immanuel
Oblig. Group), 5 1/2s, 1/1/30	A–/F	1,000,000	1,112,020

			2,768,725
Nevada (2.2%)
Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Summerlin No. 151), 5s, 8/1/16	BB–/P	985,000	914,986
(Summerlin No. 142), 6 3/8s, 8/1/23	BB/P	910,000	939,166
(Summerlin No. 151), 5s, 8/1/20	BB–/P	420,000	353,039

Clark Cnty., Indl. Dev. Rev. Bonds (Southwest
Gas Corp.), Ser. C, AMBAC, 5.95s, 12/1/38	Baa1	5,000,000	5,060,750

Clark Cnty., Local Impt. Dist. Special Assmt.
Bonds (No. 142), 6.1s, 8/1/18	BB/P	240,000	248,064

MUNICIPAL BONDS AND NOTES (126.4%)* cont.	Rating**	Principal amount	Value

Nevada cont.
Henderson, Local Impt. Dist. Special Assmt. Bonds
(No. T-17), 5s, 9/1/18	BB+/P	$365,000	$363,022
(No. T-18), 5s, 9/1/16	CCC/P	1,000,000	755,190

Las Vegas, Local Impt. Board Special Assmt.
(Dist. No. 607), 5.9s, 6/1/18	BB/P	1,150,000	1,136,683

			9,770,900
New Hampshire (2.0%)
NH Hlth. & Ed. Fac. Auth. Rev. Bonds
(Huntington at Nashua), Ser. A, 6 7/8s, 5/1/33	BB–/P	600,000	606,720
(Kendal at Hanover), Ser. A, 5s, 10/1/18	BBB+	1,875,000	2,009,475
(Rivermead), Ser. A, 6 5/8s, 7/1/31	BB+/P	1,320,000	1,389,709
(Rivermead), Ser. A, 6 7/8s, 7/1/41	BB+/P	2,000,000	2,134,820

NH Hlth. & Ed. Fac. Auth. VRDN (U. Syst. of NH),
Ser. B, 0.24s, 7/1/33	VMIG1	1,000,000	1,000,000

NH State Bus. Fin. Auth. Rev. Bonds (Elliot Hosp.
Oblig. Group), Ser. A, 6s, 10/1/27	Baa1	1,700,000	1,893,086

			9,033,810
New Jersey (6.3%)
Burlington Cnty., Bridge Comm. Econ. Dev. Rev.
Bonds (The Evergreens), 5 5/8s, 1/1/38	BB+/P	2,150,000	2,163,782

NJ Econ. Dev. Auth. Rev. Bonds
(Cigarette Tax), 5 3/4s, 6/15/29
(Prerefunded 6/15/14)	Aaa	1,000,000	1,111,970
(First Mtge. Lions Gate), Ser. A, 5 7/8s, 1/1/37	B/P	430,000	419,843
(First Mtge. Presbyterian Home), Ser. A,
6 3/8s, 11/1/31	BB/P	500,000	478,790
(MSU Student Hsg. — Provident Group —
Montclair LLC), 5 3/8s, 6/1/25	Baa3	2,000,000	2,202,660
(Newark Arpt. Marriott Hotel), 7s, 10/1/14	Ba1	2,400,000	2,407,368
(United Methodist Homes), Ser. A-1, 6 1/4s, 7/1/33	BB+	1,000,000	1,020,030
5s, 6/15/26	Baa1	500,000	541,245

NJ Econ. Dev. Auth. Retirement Cmnty. Rev. Bonds
(Seabrook Village, Inc.), 5 1/4s, 11/15/36	BB–/P	860,000	834,596

NJ Econ. Dev. Auth. Solid Waste Mandatory Put
Bonds (6/1/14) (Disp. Waste Mgt.), 5.3s, 6/1/15	BBB	1,750,000	1,885,520

NJ Econ. Dev. Auth. Wtr. Fac. Rev. Bonds
(NJ American Wtr. Co.)
Ser. A, 5.7s, 10/1/39	A2	2,600,000	2,799,758
Ser. D, 4 7/8s, 11/1/29	A2	700,000	736,533

NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(Atlantic City Med.), 5 3/4s, 7/1/25	A1	695,000	698,753
(Holy Name Hosp.), 5s, 7/1/36	Baa2	2,500,000	2,509,150
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	BBB–	2,250,000	2,577,465
(St. Peter’s U. Hosp.), 6 1/4s, 7/1/35	Baa3	2,000,000	2,219,020
(United Methodist Homes), Ser. A, 5 3/4s, 7/1/29	BB+	2,250,000	2,249,978

Union Cnty., Util. Auth. Resource Recvy. Fac.
Lease Rev. Bonds (Covanta Union), Ser. A,
5 1/4s, 12/1/31	AA+	1,450,000	1,574,947

			28,431,408

MUNICIPAL BONDS AND NOTES (126.4%)* cont.	Rating**	Principal amount	Value

New Mexico (1.6%)
Farmington, Poll. Control Rev. Bonds
(Public Service Co. of NM San Juan), Ser. D,
5.9s, 6/1/40	Baa3	$500,000	$540,970
(San Juan), Ser. B, 4 7/8s, 4/1/33	Baa3	4,500,000	4,579,380
(AZ Pub. Svc. Co.), Ser. B, 4.7s, 9/1/24	Baa2	2,000,000	2,195,060

			7,315,410
New York (9.4%)
Broome Cnty., Indl. Dev. Agcy. Continuing Care
Retirement Rev. Bonds (Good Shepard Village),
Ser. A, 6 3/4s, 7/1/28	B/P	600,000	633,774

Huntington, Hsg. Auth. Sr. Hsg. Fac. Rev. Bonds
(Gurwin Jewish Sr. Residence),
Ser. A, 6s, 5/1/29	B+/P	750,000	750,105
Ser. A, 6s, 5/1/39	B+/P	500,000	501,885

Livingston Cnty., Indl. Dev. Agcy. Civic Fac.
Rev. Bonds (Nicholas H. Noyes Memorial Hosp.),
5 3/4s, 7/1/15	BB	1,610,000	1,611,143

Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
(Keyspan-Glenwood), 5 1/4s, 6/1/27	A–	2,775,000	2,837,993

Niagara Cnty., Indl. Dev. Agcy. Mandatory Put
Bonds (6/1/12) (Solid Waste Disp.), Ser. A,
5.45s, 11/15/12	Baa2	500,000	505,850

NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(Airis JFK I, LLC), Ser. A, 5 1/2s, 7/1/28	BBB–	1,300,000	1,221,701
(American Airlines — JFK Intl. Arpt.), 7 1/2s,
8/1/16 (In default) †	D/P	4,175,000	4,289,813
(British Airways PLC), 5 1/4s, 12/1/32	BB–	3,425,000	3,016,843
(Jetblue Airways Corp.), 5s, 5/15/20	B–	295,000	286,262

NY City, Muni. Wtr. & Swr. Fin. Auth. Rev.
bonds 5s, 6/15/31 T	AA+	10,000,000	11,468,069

NY State Dorm. Auth. Non-State Supported Debt
Rev. Bonds (Orange Regl. Med. Ctr.), 6 1/4s, 12/1/37	Ba1	725,000	767,326

NY State Dorm. Auth. Rev. Bonds
(Winthrop-U. Hosp. Assn.), Ser. A, 5 1/2s, 7/1/32	Baa1	900,000	912,456
Ser. C, 5s, 3/15/31T	AAA	5,000,000	5,754,954

NY State Energy Research & Dev. Auth. Gas Fac.
Rev. Bonds (Brooklyn Union Gas), 6.952s, 7/1/26	A3	3,800,000	3,809,462

Port Auth. NY & NJ Special Oblig. Rev. Bonds
(Kennedy Intl. Arpt. — 5th Installment),
6 3/4s, 10/1/19	BB+/P	200,000	198,038
(JFK Intl. Air Term.), 6s, 12/1/42	Baa3	1,000,000	1,128,490

Seneca Cnty., Indl. Dev. Agcy. Solid Waste Disp.
144A Mandatory Put Bonds (10/1/13) (IESI Corp.),
6 5/8s, 10/1/35	BB–	670,000	676,492

Suffolk Cnty., Indl. Dev. Agcy. Civic Fac. Rev.
Bonds (Southampton Hosp. Assn.), Ser. A,
7 1/4s, 1/1/30	B–/P	1,250,000	1,250,913

Syracuse, Indl. Dev. Agcy. Rev. Bonds
(1st Mtge. — Jewish Home), Ser. A, 7 3/8s, 3/1/21	B+/P	745,000	745,447

			42,367,016

MUNICIPAL BONDS AND NOTES (126.4%)* cont.	Rating**	Principal amount	Value

North Carolina (1.9%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
Ser. C, 6 3/4s, 1/1/24	A–	$750,000	$919,650

NC Hsg. Fin. Agcy. FRB (Homeownership),
Ser. 26-A, 5 1/2s, 1/1/38	Aa2	440,000	440,968

NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds
(Presbyterian Homes), 5.4s, 10/1/27	BB/P	2,000,000	2,032,020
(First Mtge. — Presbyterian Homes),
5 3/8s, 10/1/22	BB/P	1,110,000	1,152,014

NC Med. Care Comm. Retirement Fac. Rev. Bonds
(Carolina Village), 6s, 4/1/38	BB/P	500,000	505,910
(First Mtge.), Ser. A-05, 5 1/2s, 10/1/35	BB+/P	1,730,000	1,681,128
(First Mtge.), Ser. A-05, 5 1/4s, 10/1/25	BB+/P	700,000	700,595
(Forest at Duke), 5 1/8s, 9/1/27	BBB+/F	1,000,000	1,040,300

			8,472,585
Ohio (5.8%)
American Muni. Pwr. — Ohio, Inc. Rev. Bonds
(Prairie Street Energy Campus), Ser. A,
5 1/4s, 2/15/33	Aa3	5,000,000	5,481,700

Buckeye, Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A-2
5 7/8s, 6/1/30	B3	3,340,000	2,689,134
5 3/4s, 6/1/34	B3	3,500,000	2,725,415
5 1/8s, 6/1/24	B3	990,000	809,375

Cleveland, Arpt. Syst. Rev. Bonds, Ser. A,
5s, 1/1/31	A–	400,000	425,504

Erie Cnty., OH Hosp. Fac. Rev. Bonds (Firelands
Regl. Med. Ctr.), 5 5/8s, 8/15/32	A–	2,825,000	2,862,573

Franklin Cnty., Hlth. Care Fac. Rev. Bonds
(Presbyterian Svcs.), Ser. A, 5 5/8s, 7/1/26	BBB	2,750,000	2,951,410

Hickory Chase, Cmnty. Auth. Infrastructure Impt.
Rev. Bonds (Hickory Chase), 7s, 12/1/38	BB–/P	652,000	393,182

Lake Cnty., Hosp. Fac. Rev. Bonds (Lake Hosp.
Syst.), Ser. C, 5 5/8s, 8/15/29	Baa1	1,530,000	1,622,320

Lorain Cnty., Port Auth. Recovery Zone Fac. Rev.
Bonds (U.S. Steel Corp.), 6 3/4s, 12/1/40	BB	1,000,000	1,109,770

OH State Air Quality Dev. Auth. Rev. Bonds
(Valley Elec. Corp.), Ser. E, 5 5/8s, 10/1/19	Baa3	1,300,000	1,488,045

OH State Higher Edl. Fac. Comm. Rev. Bonds
(Kenyon College), 5s, 7/1/44	A1	800,000	839,280
(U. Hosp. Hlth. Syst.), Ser. 09-A, 6 3/4s, 1/15/39	A2	2,000,000	2,174,560

Toledo-Lucas Cnty., Port Auth. Rev. Bonds (CSX
Transn, Inc.), 6.45s, 12/15/21	Baa3	500,000	617,695

			26,189,963
Oklahoma (1.1%)
OK Hsg. Fin. Agcy. Single Fam. Rev. Bonds
(Homeownership Loan),
Ser. B, 5.35s, 3/1/35	Aaa	1,395,000	1,475,533
Ser. C, GNMA Coll., FNMA Coll., 5.95s, 3/1/37	Aaa	1,260,000	1,349,662

Tulsa Cnty., Indl. Auth. Rev. Bonds (Sr. Living
Cmnty. Montereau, Inc.), Ser. A
7 1/8s, 11/1/30	BB–/P	1,250,000	1,387,638
6 7/8s, 11/1/23	BB–/P	500,000	530,620

			4,743,453

MUNICIPAL BONDS AND NOTES (126.4%)* cont.	Rating**	Principal amount	Value

Oregon (0.8%)
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
(Terwilliger Plaza), 6 1/2s, 12/1/29	BB/P	$3,000,000	$3,004,140

Warm Springs Reservation, Confederated Tribes
144A Rev. Bonds (Pelton Round Butte Tribal), Ser. B,
6 3/8s, 11/1/33	A3	700,000	748,720

			3,752,860
Pennsylvania (6.5%)
Allegheny Cnty., Higher Ed. Bldg. Auth. Rev.
Bonds (Robert Morris U.), Ser. A, 5 1/2s,
10/15/30	Baa3	1,000,000	1,060,960

Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(Hlth. Syst.-West PA), Ser. A, 5 3/8s, 11/15/40	B+	2,905,000	2,430,875

Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
(U.S. Steel Corp.), 6 3/4s, 11/1/24	BB	2,000,000	2,219,160

Bucks Cnty., Indl. Dev. Auth. Retirement Cmnty.
Rev. Bonds (Ann’s Choice, Inc.), Ser. A
6 1/8s, 1/1/25	BB/P	1,160,000	1,171,809
5.3s, 1/1/14	BB/P	690,000	700,460
5.2s, 1/1/13	BB/P	1,000,000	1,006,200

Cumberland Cnty., Muni. Auth. Rev. Bonds
(Presbyterian Homes Oblig.), Ser. A, 5.45s, 1/1/21	BBB+	550,000	555,121
(Presbyterian Homes), Ser. A, 5.35s, 1/1/20	BBB+	515,000	520,135

Delaware Cnty., Indl. Dev. Auth. Resource Recvy.
Rev. Bonds, Ser. A, 6.1s, 7/1/13	Ba1	225,000	225,317

Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Brethren Village), Ser. A, 6 3/8s, 7/1/30	BB–/P	625,000	660,131

Lebanon Cnty., Hlth. Facs. Rev. Bonds (Pleasant
View Retirement), Ser. A, 5.3s, 12/15/26	BB/P	1,800,000	1,794,456

Lycoming Cnty., Auth. Hlth. Syst. Rev. Bonds
(Susquehanna Hlth. Syst.), Ser. A, 5 3/4s, 7/1/39	BBB+	3,000,000	3,206,370

Montgomery Cnty., Indl. Auth. Resource Recvy.
Rev. Bonds (Whitemarsh Cont. Care), 6 1/4s, 2/1/35	B–/P	1,100,000	1,088,032

Northampton Cnty., Hosp. Auth. Mandatory Put
Bonds (8/15/16) (Saint Luke’s Hosp.), Ser. C,
4 1/2s, 8/15/16	A3	1,500,000	1,631,280

PA Econ. Dev. Fin. Auth. Exempt Fac. Rev. Bonds
(Allegheny Energy Supply Co.), 7s, 7/15/39	Baa3	2,000,000	2,285,920

PA State Econ. Dev. Fin. Auth. Resource Recvy.
Rev. Bonds (Colver), Ser. F, AMBAC, 5s, 12/1/15	BBB–	1,650,000	1,682,934

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Shippensburg U.), 6 1/4s, 10/1/43	Baa3	500,000	544,090
(Edinboro U. Foundation), 5.8s, 7/1/30	Baa3	1,000,000	1,079,400
(Indiana U.), Ser. A, 5s, 7/1/41	BBB+	500,000	512,385

Philadelphia, Auth. for Indl. Dev. Rev. Bonds
(Master Charter School), 6s, 8/1/35	BBB+	600,000	641,334

Philadelphia, Gas Wks. Rev. Bonds, Ser. 9,
5s, 8/1/30	BBB+	1,000,000	1,055,200

Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
Bonds (Graduate Hlth. Syst.), 7 1/4s,
7/1/12 (In default) †	D/P	2,707,789	271

Pittsburgh G.O. Bonds, Ser. B, 5s, 9/1/26	A1	1,000,000	1,116,160

MUNICIPAL BONDS AND NOTES (126.4%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
Susquehanna, Area Regl. Arpt. Syst. Auth. Rev.
Bonds, Ser. A, 6 1/2s, 1/1/38	Baa3	$1,325,000	$1,386,626

Wilkes-Barre, Fin. Auth. Rev. Bonds (Wilkes U.),
5s, 3/1/22	BBB	560,000	598,528

			29,173,154
Puerto Rico (3.0%)
Cmnwlth. of PR, G.O. Bonds
Ser. C, 6 1/2s, 7/1/40	Baa1	2,000,000	2,278,120
Ser. A, FGIC, 5 1/2s, 7/1/21	Baa1	1,000,000	1,125,490
(Pub. Impt.), Ser. A, NATL, 5 1/2s, 7/1/20	Baa1	1,000,000	1,127,250
(Pub. Impt.), Ser. E, 5 3/8s, 7/1/30	Baa1	3,000,000	3,128,700

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
Ser. A, 6s, 7/1/44	Baa2	1,200,000	1,266,768

Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds,
Ser. L, AMBAC, 5 1/4s, 7/1/38	Baa1	1,845,000	1,898,118

Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env.
Control Facs. Rev. Bonds (Cogen. Fac.-AES),
6 5/8s, 6/1/26	Ba1	1,000,000	1,000,280

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds,
Ser. A, zero %, 8/1/30	A1	5,000,000	1,858,100

			13,682,826
Rhode Island (0.3%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A,
6 1/8s, 6/1/32	BBB	1,490,000	1,496,556

			1,496,556
South Carolina (0.8%)
Georgetown Cnty., Env. Impt. Rev. Bonds (Intl.
Paper Co.), Ser. A, 5s, 8/1/30	BBB	1,135,000	1,135,102

SC Hosp. Auth. Rev. Bonds (Med. U.), Ser. A,
6 1/2s, 8/15/32 (Prerefunded 8/15/12)	AA+	1,250,000	1,272,400

SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
(Palmetto Hlth.), Ser. C
6s, 8/1/20 (Prerefunded 8/1/13)	Baa1	890,000	951,107
U.S. Govt. Coll., 6s, 8/1/20 (Prerefunded 8/1/13)	Baa1	110,000	117,553

			3,476,162
South Dakota (0.5%)
SD Edl. Enhancement Funding Corp. SD Tobacco
Rev. Bonds, Ser. B, 6 1/2s, 6/1/32	A3	2,000,000	2,028,840

			2,028,840
Tennessee (0.6%)
Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev.
Bonds (Mountain States Hlth. Alliance), 6s, 7/1/38	Baa1	1,450,000	1,632,932

Johnson City, Hlth. & Edl. Facs. Board Retirement
Fac. Rev. Bonds (Appalachian Christian Village),
Ser. A, 6 1/4s, 2/15/32	BB–/P	1,000,000	1,003,720

			2,636,652
Texas (11.8%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds (Sears
Methodist Retirement)
Ser. A, 7s, 11/15/33	B+/P	600,000	552,618
5 7/8s, 11/15/18	B+/P	660,000	630,874
Ser. A, 5 7/8s, 11/15/18	B+/P	15,000	14,338
6s, 11/15/29	B+/P	1,124,000	950,353

MUNICIPAL BONDS AND NOTES (126.4%)* cont.	Rating**	Principal amount	Value

Texas cont.
Brazos River, Auth. Poll. Control Rev. Bonds (TXU
Energy Co., LLC), 5s, 3/1/41	Ca	$1,500,000	$146,235

Brazos, Harbor Indl. Dev. Corp. Env. Fac.
Mandatory Put Bonds (5/1/28) (Dow Chemical),
5.9s, 5/1/38	BBB	2,200,000	2,386,692

Gulf Coast, Waste Disp. Auth. Rev. Bonds, Ser. A,
6.1s, 8/1/24	BBB	450,000	455,364

Houston, Arpt. Syst. Rev. Bonds
(Continental Airlines, Inc.), Ser. C, 5.7s, 7/15/29	B3	6,185,000	6,124,262
(Continental Airlines, Inc.), Ser. E, 6 3/4s, 7/1/29	B3	4,790,000	4,837,707
(Continental Airlines, Inc.), Ser. E, 7s, 7/1/29	B3	500,000	505,000
(Special Fac. — Continental Airlines, Inc.),
Ser. E, 6 3/4s, 7/1/21	B3	1,600,000	1,616,064
Ser. A, 5s, 7/1/24	A	1,500,000	1,681,230

La Vernia, Higher Ed. Fin. Corp. Rev. Bonds
(Kipp, Inc.), Ser. A
6 3/8s, 8/15/44	BBB	1,100,000	1,220,307
6 1/4s, 8/15/39	BBB	1,975,000	2,186,166

Love Field, Arpt. Modernization Corp. Special
Fac. Rev. Bonds (Southwest Airlines Co.),
5 1/4s, 11/1/40	Baa3	3,500,000	3,621,134

Matagorda Cnty., Poll. Control Rev. Bonds
(Cent Pwr. & Light Co.), Ser. A, 6.3s, 11/1/29	Baa2	1,000,000	1,147,530
(Dist. No. 1), Ser. A, AMBAC, 4.4s, 5/1/30	Baa2	1,250,000	1,259,300

North Texas Edl. Fin. Co. Rev. Bonds (Uplift
Edl.), Ser. A, 5 1/4s, 12/1/47	BBB–	2,000,000	2,018,620

North TX, Tollway Auth. Rev. Bonds
Ser. A, 6s, 1/1/25	A2	1,000,000	1,164,130
(Toll 2nd Tier), Ser. F, 5 3/4s, 1/1/38	A3	1,750,000	1,886,203

Sam Rayburn, Muni. Pwr. Agcy. Rev. Bonds,
6s, 10/1/21	Baa2	1,950,000	1,972,016

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp.
Retirement Fac. Rev. Bonds
(Sr. Living Ctr.), Ser. A, 8 1/4s, 11/15/39	B+/P	4,000,000	4,330,040
(Buckner Retirement Svcs., Inc.), 5 1/4s, 11/15/37	A–	1,900,000	1,943,851
(Air Force Village), 5 1/8s, 5/15/27	BBB/F	4,000,000	4,053,880

TX Muni. Gas Acquisition & Supply Corp. I Rev.
Bonds, Ser. A, 5 1/4s, 12/15/24	A–	2,000,000	2,165,160

TX Private Activity Surface Trans. Corp. Rev. Bonds
(NTE Mobility), 7 1/2s, 12/31/31	Baa2	2,000,000	2,416,720
(LBJ Infrastructure), 7s, 6/30/40	Baa3	1,500,000	1,751,355

TX State Dept. of Hsg. & Cmnty. Affairs Rev.
Bonds, Ser. C, GNMA/FNMA Coll., 6.9s, 7/2/24	AA+	450,000	477,090

			53,514,239
Vermont (—%)
VT Hsg. Fin. Agcy. Rev. Bonds (Single Fam.),
Ser. 23, AGM, 5s, 5/1/34	Aa3	105,000	106,230

			106,230

MUNICIPAL BONDS AND NOTES (126.4%)* cont.	Rating**	Principal amount	Value

Virginia (2.1%)
Albemarle Cnty., Indl. Dev. Auth. Res. Care Fac.
Rev. Bonds (Westminster-Canterbury), 5s, 1/1/24	B+/P	$600,000	$617,280

Henrico Cnty., Econ. Dev. Auth. Res. Care Fac.
Rev. Bonds
(United Methodist), Ser. A, 6.7s, 6/1/27	BB+/P	295,000	295,425
(United Methodist), Ser. A, 6.7s, 6/1/27
(Prerefunded 6/1/12)	BB+/P	105,000	105,516
(United Methodist), Ser. A, 6 1/2s, 6/1/22	BB+/P	565,000	565,927
(Westminster-Canterbury), 5s, 10/1/22	BBB	1,000,000	1,031,070

James Cnty., Indl. Dev. Auth. Rev. Bonds
(Williamsburg), Ser. A, 6 1/8s, 3/1/32	BB–/P	1,500,000	1,500,030

Lynchburg, Indl. Dev. Auth. Res. Care Fac. Rev.
Bonds (Westminster-Canterbury)
5s, 7/1/31	BB/P	1,250,000	1,264,075
4 7/8s, 7/1/21	BB/P	1,000,000	1,033,320

VA ST Small Bus. Fin. Auth. Rev. Bonds (Elizabeth
River Crossings OPCO, LLC), 6s, 1/1/37	BBB–	900,000	979,182

Washington Cnty., Indl. Dev. Auth. Hosp. Fac.
Rev. Bonds (Mountain States Hlth. Alliance),
Ser. C, 7 3/4s, 7/1/38	Baa1	1,700,000	2,074,986

			9,466,811
Washington (3.2%)
Skagit Cnty., Pub. Hosp. Rev. Bonds (Dist. No.
001), 5 3/4s, 12/1/35	Baa2	2,500,000	2,656,250

Tobacco Settlement Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	Baa1	2,385,000	2,476,464
6 1/2s, 6/1/26	A3	455,000	473,182

WA State G.O. Bonds (Sr. 520 Corridor-Motor
Vehicle Tax), Ser. C, 5s, 6/1/28 T	AA+	5,000,000	5,831,345

WA State Higher Ed. Fac. Auth. Rev. Bonds
(Whitworth U.), 5 5/8s, 10/1/40	Baa1	400,000	424,968

WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7s, 7/1/39	Baa2	1,000,000	1,141,660
(Kadlec Med. Ctr.), 5 1/2s, 12/1/39	Baa2	1,500,000	1,564,485

			14,568,354
West Virginia (0.8%)
Princeton, Hosp. Rev. Bonds (Cmnty. Hosp.
Assn., Inc.), 6.1s, 5/1/29	BBB–	3,075,000	3,075,091

WV State Hosp. Fin. Auth. Rev. Bonds (Thomas
Hlth. Syst.), 6 3/4s, 10/1/43	B/P	735,000	751,045

			3,826,136
Wisconsin (1.4%)
Badger, Tobacco Settlement Asset
Securitization Corp. Rev. Bonds, U.S. Govt.
Coll., 6 3/8s, 6/1/32 (Prerefunded 6/1/12)	Aaa	3,500,000	3,516,870

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(St. Johns Cmntys. Inc.), Ser. A, 7 5/8s, 9/15/39	BB/P	1,150,000	1,295,533
(Prohealth Care, Inc.), 6 5/8s, 2/15/39	A1	1,250,000	1,464,213

			6,276,616

Total municipal bonds and notes (cost $536,149,546)			$570,902,257

PREFERRED STOCKS (1.1%)*	Shares	Value

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A-3, $4.95	2,000,000	$1,703,520

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A, 7.50%
cum. pfd.	3,357,048	3,279,903

Total preferred stocks (cost $5,357,048)		$4,983,423

COMMON STOCKS (—%)*	Shares	Value

Tembec, Inc. (Canada) †	1,750	$5,350

Total common stocks (cost $1,273,945)		$5,350

TOTAL INVESTMENTS

Total investments (cost $542,780,539)		$575,891,030

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2011 through April 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $451,604,206.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period and does not reflect any subsequent changes.

† Non-income-producing security.

∆ Forward commitment, in part or in entirety (Note 1).

T Underlying security in a tender option bond transaction. The security has been segregated as collateral for financing transactions.

At the close of the reporting period, the fund maintained liquid assets totaling $13,018,475 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	46.4%
Utilities	20.8
Transportation	13.3

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$5,350	$—	$—

Total common stocks	5,350	—	—

Municipal bonds and notes	$—	$570,902,257	$—

Preferred stocks	—	4,983,423	—

Totals by level	$5,350	$575,885,680	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/12 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $542,780,539)	$575,891,030

Cash	1,593,207

Interest and other receivables	9,766,967

Receivable for shares of the fund sold	561,915

Receivable for investments sold	1,971,766

Total assets	589,784,885

LIABILITIES

Distributions payable to preferred shareholders (Note 1)	5,834

Distributions payable to shareholders	2,801,334

Payable for purchases of delayed delivery securities (Notes 1)	788,160

Payable for compensation of Manager (Note 2)	770,629

Payable for investor servicing fees (Note 2)	18,682

Payable for custodian fees (Note 2)	4,054

Payable for Trustee compensation and expenses (Note 2)	152,548

Payable for administrative services (Note 2)	5,070

Preferred share remarketing agent fees	25,729

Payable for floating rate notes issued (Note 1)	10,035,894

Other accrued expenses	72,745

Total liabilities	14,680,679

Series A remarketed preferred shares: (245 shares
authorized and issued at $100,000 per share) (Note 4)	24,500,000

Series C remarketed preferred shares: (1,980 shares
authorized and issued at $50,000 per share) (Note 4)	99,000,000

Net assets	$451,604,206

REPRESENTED BY

Paid-in capital — common shares (Unlimited shares authorized) (Notes 1 and 5)	$471,456,635

Distributions in excess of net investment income (Note 1)	(1,008,152)

Accumulated net realized loss on investments	(51,954,768)

Net unrealized appreciation of investments	33,110,491

Total — Representing net assets applicable to common shares outstanding	$451,604,206

COMPUTATION OF NET ASSET VALUE

Net asset value per common share ($451,604,206 divided by 57,563,846 shares)	$7.85

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 4/30/12 (Unaudited)

INTEREST INCOME	$15,863,598

EXPENSES

Compensation of Manager (Note 2)	$1,514,280

Investor servicing fees (Note 2)	109,413

Custodian fees (Note 2)	5,503

Trustee compensation and expenses (Note 2)	19,909

Administrative services (Note 2)	8,385

Interest expense and fee expense (Note 2)	33,454

Preferred share remarketing agent fees	93,657

Other	170,481

Total expenses	1,955,082

Expense reduction (Note 2)	(537)

Net expenses	1,954,545

Net investment income	13,909,053

Net realized loss on investments (Notes 1 and 3)	(2,544,119)

Net unrealized appreciation of investments during the period	29,565,191

Net gain on investments	27,021,072

Net increase in net assets resulting from operations	$40,930,125

DISTRIBUTIONS TO SERIES A AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):

From ordinary income
Taxable net investment income	(1,401)

From tax exempt net investment income	(85,017)

Net increase in net assets resulting from operations
(applicable to common shareholders)	$40,843,707

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 4/30/12*	Year ended 10/31/11

Operations:
Net investment income	$13,909,053	$29,242,868

Net realized loss on investments	(2,544,119)	(4,842,454)

Net unrealized appreciation (depreciation) of investments	29,565,191	(8,169,592)

Net increase in net assets resulting from operations	40,930,125	16,230,822

DISTRIBUTIONS TO SERIES A AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):

From ordinary income
Taxable net investment income	(1,401)	(346)

From tax exempt net investment income	(85,017)	(237,674)

Net increase in net assets resulting from operations
(applicable to common shareholders)	40,843,707	15,992,802

DISTRIBUTIONS TO COMMON SHAREHOLDERS: (NOTE 1)

From ordinary income
Taxable net investment income	(168,479)	(30,748)

From tax exempt net investment income	(13,553,742)	(30,288,181)

Increase from issuance of common shares in connection
with reinvestment of distributions	561,915	852,863

Total increase (decrease) in net assets	27,683,401	(13,473,264)

NET ASSETS

Beginning of period	423,920,805	437,394,069

End of period (including distributions in excess of net
investment income of $1,008,152 and $1,108,566, respectively)	$451,604,206	$423,920,805

NUMBER OF FUND SHARES

Common shares outstanding at beginning of period	57,489,218	57,371,319

Shares issued in connection with dividend reinvestment plan	74,628	117,899

Common shares outstanding at end of period	57,563,846	57,489,218

Remarketed preferred shares outstanding at beginning
and end of period	2,225	2,225

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
	Six months ended**			Year ended

	4/30/12	10/31/11	10/31/10	10/31/09	10/31/08	10/31/07

Net asset value, beginning of period
(common shares)	$7.37	$7.62	$7.17	$6.23	$8.04	$8.37

Investment operations:

Net investment income [a]	.24	.51	.52	.50	.56	.55

Net realized and unrealized
gain (loss) on investments	.48	(.23)	.46	.92	(1.84)	(.34)

Total from investment operations	.72	.28	.98	1.42	(1.28)	.21

Distributions to preferred shareholders:

From net investment income	— [e]	— [e]	(.01)	(.02)	(.12)	(.15)

Total from investment operations
(applicable to common shareholders)	.72	.28	.97	1.40	(1.40)	.06

Distributions to common shareholders:

From net investment income	(.24)	(.53)	(.52)	(.46)	(.42)	(.41)

Total distributions	(.24)	(.53)	(.52)	(.46)	(.42)	(.41)

Increase from shares repurchased		—	—	—	.01	.02

Net asset value, end of period
(common shares)	$7.85	$7.37	$7.62	$7.17	$6.23	$8.04

Market price, end of period
(common shares)	$7.74	$7.50	$7.73	$6.59	$5.70	$7.18

Total return at market price (%)
(common shares) [b]	6.47 *	4.47	25.94	24.96	(15.69)	(.14)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(common shares) (in thousands)	$451,604	$423,921	$437,394	$410,733	$356,857	$322,047

Ratio of expenses to average
net assets (excluding interest
expense) (%) [c,d]	.44 *	1.02	.92	.98	1.24	1.21

Ratio of expenses to average
net assets ( including interest
expense) (%) [c,d]	.45 [f]	1.03 [f]	.94 [f]	1.03 [f]	1.28 [f]	1.21

Ratio of net investment income
to average net assets (%) [c]	3.15 *	7.04	7.03	7.66	5.87	4.79

Portfolio turnover (%)	12 *	17	17	25	41	15

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

d Includes amounts paid through expense offset arrangements (Note 2).

e Amount represents less than $0.01 per share.

f Includes interest and fee expense associated with borrowings which amounted to 0.01%, 0.01%, 0.02%, 0.05% and 0.04% of the average net assets for the periods ended April 30, 2012, October 31, 2011, October 31, 2010, October 31, 2009 and October 31, 2008, respectively (Note 1).

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/12 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from November 1, 2011 through April 30, 2012.

Putnam Managed Municipal Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The investment objective of the fund is to seek a high level of current income exempt from federal income tax. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities which Putnam Management believes does not involve undue risk to income or principal. Up to 60% of the fund’s assets may consist of high-yield tax-exempt municipal securities that are below investment grade and involve special risk considerations. The fund also uses leverage by issuing preferred shares in an effort to increase the income to the common shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity. Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $23,054,368 were held by the TOB trust and served as collateral for $10,035,894 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $6,923 for these investments based on an average interest rate of 0.16%.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At October 31, 2011, the fund had a capital loss carryover of $49,196,288 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$12,656,387	$—	$12,656,387	October 31, 2012

574, 057	—	574,057	October 31, 2013

3,275,525	—	3,275,525	October 31, 2014

954,441	—	954,441	October 31, 2015

11,265,981	—	11,265,981	October 31, 2016

12,490,924	—	12,490,924	October 31, 2017

3,146,619	—	3,146,619	October 31, 2018

4,832,354	—	4,832,354	October 31, 2019

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $542,615,280, resulting in gross unrealized appreciation and depreciation of $45,875,005 and $12,599,255, respectively, or net unrealized appreciation of $33,275,750.

Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares Series A is generally a 28 day period. The applicable dividend rate for the remarketed preferred shares Series A on April 30, 2012 was 0.154%. Each dividend period for the remarketed preferred shares Series C is generally a 7 day period. The applicable dividend rate for the remarketed preferred shares Series C on October 31, 2011 was 0.154%.

During the reporting period, the fund has experienced unsuccessful remarketings of its remarketed preferred shares. As a result, dividends to the remarketed preferred shares have been paid at the “maximum dividend rate,” pursuant to the fund’s by-laws, which, based on the current credit quality of the remarketed preferred shares, equals 110% of the 60-day “AA” composite commercial paper rate.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference (redemption value of preferred shares, plus any accumulated and unpaid dividends) of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund, including assets attributable to preferred shares. Such fee is based on the following annual rates based on average weekly net assets attributable to common and preferred shares.

The lesser of (i) 0.55% of average net assets attributable to common and preferred shares outstanding, or (ii) the following rates:

0.65%	of the first $500 million of average net assets,
0.55%	of the next $500 million of average net assets,
0.50%	of the next $500 million of average net assets,
0.45%	of the next $5 billion of average net assets,
0.425%	of the next $5 billion of average net assets,
0.405%	of the next $5 billion of average net assets,
0.39%	of the next $5 billion of average net assets, and
0.38%	of any excess thereafter.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fee rate under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc. and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $537 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $341, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $68,663,292 and $64,408,288, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Preferred shares

The Series A (245) and Series C (1,980) Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per Series A share and at $50,000 per Series C Remarketed Preferred share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At period end, no such restrictions have been placed on the fund.

Note 5: Shares repurchased

In September 2011, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2012 (based on shares outstanding as of October 7, 2011). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2011 (based on shares outstanding as of October 7, 2010). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees. For the reporting period, the fund did not repurchase any of its outstanding common shares.

At the close of the reporting period, Putnam Investments, LLC owned approximately 574 shares of the fund (0.0010% of the fund’s shares outstanding), valued at $4,441 based on net asset value.

Note 6: Summary of derivative activity

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants*	Total

Equity contracts	$(154,422)	$(154,422)

Total	$(154,422)	$(154,422)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Warrants*	Total

Equity contracts	$154,363	$154,363

Total	$154,363	$154,363

* For the reporting period, the transaction volume for warrants was minimal.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Note 8: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 will not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Prior to June 16, 2011, this fund was known as
Conservative Fund	Putnam RetirementReady Maturity Fund.
Prior to November 30, 2011, this fund was known as	Retirement Income Fund Lifestyle 2
Putnam Asset Allocation: Conservative Portfolio.	Retirement Income Fund Lifestyle 3
Dynamic Asset Allocation Growth Fund	Prior to June 16, 2011, this fund was known as
Prior to November 30, 2011, this fund was known as	Putnam Income Strategies Fund.
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Paul L. Joskow	Mark C. Trenchard
Putnam Investment	Elizabeth T. Kennan	Vice President and
Management, LLC	Kenneth R. Leibler	BSA Compliance Officer
One Post Office Square	Robert E. Patterson
Boston, MA 02109	George Putnam, III	Robert T. Burns
	Robert L. Reynolds	Vice President and
Investment Sub-Manager	W. Thomas Stephens	Chief Legal Officer
Putnam Investments Limited
57–59 St James’s Street	Officers	James P. Pappas
London, England SW1A 1LD	Robert L. Reynolds	Vice President
President
Marketing Services		Judith Cohen
Putnam Retail Management	Jonathan S. Horwitz	Vice President, Clerk and
One Post Office Square	Executive Vice President,	Assistant Treasurer
Boston, MA 02109	Principal Executive
	Officer, Treasurer and	Michael Higgins
Custodian	Compliance Liaison	Vice President, Senior Associate
State Street Bank		Treasurer and Assistant Clerk
and Trust Company	Steven D. Krichmar
	Vice President and	Nancy E. Florek
Legal Counsel	Principal Financial Officer	Vice President, Assistant Clerk,
Ropes & Gray LLP		Assistant Treasurer and
	Janet C. Smith	Proxy Manager
Trustees	Vice President,
Jameson A. Baxter, Chair	Assistant Treasurer and	Susan G. Malloy
Ravi Akhoury	Principal Accounting Officer	Vice President and
Barbara M. Baumann		Assistant Treasurer
Charles B. Curtis	Robert R. Leveille
Robert J. Darretta	Vice President and
John A. Hill	Chief Compliance Officer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com and update your mailing options.

SA700
274565 6/12

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant’s identified portfolio managers included in the registrant’s report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

November 1 – November 30, 2011	—	—	—	5,747,266
December 1 – December 31, 2011	—	—	—	5,747,266
January 1 – January 31, 2012	—	—	—	5,747,266
February 1 – February 28, 2012	—	—	—	5,747,266
March 1 – March 31, 2012	—	—	—	5,747,266
April 1 – April 30, 2012	—	—	—	5,747,266

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the repurchase of up to 10% of the fund’s outstanding common shares over the two-years ending October 5, 2007. The Trustees subsequently renewed the program on five occasions, to permit the repurchase of an additional 10% of the fund’s outstanding common shares over each of the twelve-month periods beginning on October 8, 2007, October 8, 2008 ,October 8, 2009,.October 8, 2010 and October 8, 2011. The October 8, 2008 - October 7, 2009 program, which was announced in September 2008, allowed repurchases up to a total of 5,728,836 shares of the fund. The October 8, 2009 - October 7, 2010 program, which was announced in September 2009, allows repurchases up to a total of 5,728,836 shares of the fund. The October 8, 2010 - October 7, 2011 program, which was announced in September 2010, allows repurchases up to a total of 5,735,496 shares of the fund. The October 8, 2011 - October 7, 2012 program, which was announced in September 2011, allows repurchases up to a total of 5,747,266 shares of the fund.

**	Information prior to October 7, 2011 is based on the total number of shares eligible for repurchase under the program, as amended through September 2010. Information from October 8, 2011 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2011.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Managed Municipal Income Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 28, 2012